UMB SCOUT FUNDS

CAPITAL PRESERVATION FUND

SEMIANNUAL REPORT   DECEMBER 31, 1999



A no-load mutual fund that seeks long-term capital growth by investing in companies whose earnings or tangible assets are expected to outpace inflation.


TO THE SHAREHOLDERS

The UMB Scout Capital Preservation Fund closed the quarter ended December 31, 1999, at $9.59 per share. For the quarter, the Fund had a total return (price change and reinvested distribution) of -1.66% and returned 10.41% for the year. The Fund seeks long-term capital growth by investing primarily in common stocks of companies whose earnings or tangible asset values are expected to outpace the rate of inflation.

In an effort to slow our rapidly growing economy, the Federal Reserve appeared somewhat restrictive during the second half of 1999, as it raised the interest rates under its control three times. However, below the surface, the Fed was aggressively adding reserves to our financial system to calm any Y2K fears. It is possible that this stimulation fueled some of the manic-like conditions in the speculative areas of the stock market - especially those related to the Internet and initial public offerings. Overall, the broad market failed to exhibit that same degree of exuberance; and natural resource-related issues were subdued following their good performance in the first half of the year.

With the Y2K transition behind us, the Federal Reserve now appears determined to implement a more restrictive policy and slow our economy's rate of growth to a more sustainable pace. While a deceleration in our domestic economy would serve to slow the demand for natural resources, the increase and growth in the world's other major economies should help keep resource prices firm to higher.

In the final quarter of 1999, the Fund eliminated holdings in Deltic Timber Corporation and IRT Property Company. At the same time, new positions were established in Alcan Aluminum and Broken Hill Proprietary Company, while existing positions in Aracruz Celulose S.A., Newhall Land and Farming, and Phelps Dodge were increased.

Thank you for your investment in UMB Scout Capital
Preservation Fund. We value you as a shareholder and welcome your questions.

Sincerely,

/S/David R. Bagby
David R. Bagby
UMB Investment Advisors

Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.

CHART - HYPOTHETICAL GROWTH OF $10,000

CHART - COMPARATIVE RATES OF RETURN

UMB Scout Capital Preservation Fund
as of December 31, 1999

                               Quarter     1 Year     Inception

UMB Scout Capital
  Preservation Fund            -1.66%      10.41%      -0.12%
Goldman Sachs
  Commodity Index*              2.85%      40.92%      -0.49%
Consumer Price Index+           0.24%       2.68%        N.A.
Producer Price
  Index-Finished Goods+         0.30%       3.05%        N.A.

Inception - February 23, 1998.

Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

*Unmanaged index of stocks, bonds, commodities or mutual funds (there are no direct investments or fees in these indices).

+Index of average prices paid by various sectors of the U.S.
economy, as calculated by the U.S. Department of Labor.

CHART - FUND DIVERSIFICATION

CHART - TOP TEN EQUITY HOLDINGS

UMB Scout Capital Preservation Fund
                               Market       Percent
                            Value (000's)  of Total

Kerr-McGee Corp.               $ 31.0        3.03%
Newmont Mining Corp.             29.4        2.87%
Newhall Land & Farming           27.0        2.64%
Phelps Dodge Corp.               26.9        2.62%
Aracruz Celulose                 23.6        2.31%
Barrick Gold Corp.               23.0        2.24%
WMC Ltd.                         21.9        2.14%
Canadian Pacific Ltd.            21.6        2.11%
Placer Dome, Inc.                21.5        2.10%
Broken Hill Propietary Ltd.      21.3        2.07%
Top Ten Equity Holdings Total: $247.1*      24.12%

As of December 31, 1999, statement of assets. Subject to change.

*Market Values are rounded; may not equal total.

CHART - HISTORICAL PER-SHARE RECORD

UMB Scout Capital Preservation Fund
                     Income &                Cumulative*
             Net    Short-Term   Long-Term    Value Per
            Asset     Gains        Gains      Share Plus
            Value  Distribution Distribution Distributions

12/31/98   $ 8.91    $ 0.13          -         $ 9.04
12/31/99     9.59      0.24          -           9.96

*Does not assume any compounding of reinvested distributions.

Table shows calendar distributions and net asset values.


FINANCIAL STATEMENTS           DECEMBER 31, 1999 (UNAUDITED)

Statement of Net Assets
                                                                MARKET
SHARES    COMPANY                                               VALUE

COMMON STOCKS - 51.93%
Basic Materials - 20.40%
   300    Alcan Aluminum Ltd.                               $      12,356
 1,000    ASA Ltd.                                                 18,938
 1,300    Barrick Gold Corp.                                       22,994
   800    Georgia Pacific Corp. Timber Group                       19,700
 2,000    Homestake Mining Co.                                     15,625
   300    International Paper Co.                                  16,931
 1,200    Newmont Mining Corp.                                     29,400
   400    Phelps Dodge Corp.                                       26,850
 2,000    Placer Dome, Inc.                                        21,500
 1,000    WMC Ltd                                                  21,875
                                                                  206,169
Capital Goods - 3.14%
 2,500    Isco, Inc.                                               12,500
 1,200    Valmont Industries, Inc.                                 19,275
                                                                   31,775
Consumer Cyclical - 2.07%
 2,000    Casey's General Stores                                   20,875

Consumer Staples - 1.94%
   600    Corn Products International, Inc.                        19,650

Energy - 19.56%
   900    Aracruz Celulose                                         23,625
   300    Baker Hughes, Inc.                                        6,319
   800    Broken Hill Propietary Ltd                               21,250
   200    El Paso Energy Corp.                                      7,763
   500    Halliburton Co.                                          20,125
   800    Helmerich & Payne, Inc.                                  17,450
   600    Imperial Oil Ltd.                                        12,975
   500    Kerr-McGee Corp.                                         31,000
   200    Royal Dutch Petroleum Co.                                12,088
   200    Shell Transportation & Trading PLC                        9,850
   300    Texaco, Inc.                                             16,294
 1,000    Union Pacific Resources Group, Inc.                      12,750
   250    USX-Marathon Group                                        6,172
                                                                  197,659
Financial - 2.67%
 1,000    Newhall Land & Farming                                   27,000

Transportation & Services - 2.13%
 1,000    Canadian Pacific Ltd.                                    21,563

TOTAL COMMON STOCKS - 51.93%                                      524,691

 FACE                                                           MARKET
AMOUNT    COMPANY                                               VALUE

U.S. GOVERNMENT SECURITIES - 27.18%
$101,341  U.S. Treasury Notes, 3.88%, due January 15, 2009         97,921
178,493   U.S. Treasury Notes, 3.63%, due July 15, 2002           176,708

TOTAL U.S. Government Securities - 27.18%                         274,629


REPURCHASE AGREEMENT - 22.27%
225,000   Northern Trust Co., 5.20%, due October 1, 1999
           (Collateralized by U.S. Treasury Notes,
           5.375%, due July 31, 2000)                             225,000

TOTAL INVESTMENTS - 101.37%                                     1,024,319

Other assets less liabilities - (1.37%)                           (13,879)

TOTAL NET ASSETS - 100.00%
(equivalent to $9.59 per share; 10,000,000 shares
of $1.00 par value capital shares authorized; 105,375,447
shares outstanding)                                         $   1,010,440

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS           DECEMBER 31, 1999 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

ASSETS:
 Investment securities, at market value
   (identified cost 1,013,465.18)                 $ 1,024,319
 Cash                                                   5,488
 Dividends receivable                                     710
 Interest receivable                                    4,775
     Total assets                                   1,035,292
NET ASSETS                                        $ 1,035,292

NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)      $ 1,023,380
 Accumulated undistributed income:
   Net investment income                                1,376
   Net realized loss on investment transactions       (24,592)
 Net unrealized appreciation on investments            10,280
NET ASSETS APPLICABLE TO OUTSTANDING SHARES       $ 1,010,444

Capital shares, $1.00 par value
 Authorized                                        10,000,000

 Outstanding                                          105,375

 NET ASSET VALUE PER SHARE                        $      9.59

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS         SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)

STATEMENT OF OPERATIONS

INVESTMENT INCOME:
 Income:
   Dividends                                      $     3,857
   Interest                                            11,505
                                                       15,362
 Expenses:
   Management fees                                      4,121
     Net investment income                             11,241
REALIZED and unrealized Gain (LOSS) ON INVESTMENTS:
 Net realized gain (loss) from investment
  transactions                                         (2,319)
 Increase (decrease) in net unrealized
   depreciation on investments                        (12,713)
     Net realized and unrealized gain (loss)
      on investments                                  (15,032)
     Net increase (decrease) in net assets
      resulting from operations                   $    (3,791)

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS

Statements of Changes in net assets

                                                 SIX MONTHS ENDED
                                                DECEMBER 31, 1999      YEAR ENDED
                                                   (UNAUDITED)       JUNE 30, 1999
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income                              $    11,241      $     18,585
 Net realized gain (loss) from investment
  activities                                             (2,319)          (21,530)
 Decrease (increase) in net unrealized
   depreciation on investments                          (12,713)           50,477
   Net increase (decrease) in net assets
     resulting from operations                           (3,791)           47,532
DISTRIBUTIONS TO SHAREHOLDERS FROM:*
 Net investment income                                  (12,779)          (19,554)
 Net realized gain (loss) from investment
  transactions                                             (744)           (1,611)
   Decrease in net assets from distributions            (13,523)          (21,165)
INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from 17,484 and 69,739 shares sold,
  respectively                                          168,687           645,264
 Net asset value of 363 shares issued for
   reinvestment of distributions                          3,447            21,152
                                                        172,134           666,416
 Cost of 6,895 and 33,974 shares redeemed               (66,332)         (319,542)
   Net increase (decrease) in net assets
     from capital share transactions                    105,802           346,874
     Net increase (decrease) in net assets               88,488           373,241
NET ASSETS:
 Beginning of period                                    921,956           548,715
 End of period (including undistributed net
  investment income of $1,376 and $2,914,
  respectively)                                     $ 1,010,444      $    921,956

*Distributions to shareholders:
 Income dividends per share                         $      0.13      $       0.21
 Capital gains distribution per share               $      0.02      $       0.02

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Common stocks traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the six months ended
December 31, 1999 (excluding repurchase agreements and short-term securities), were as follows:

                        Other than
                     U.S. Government   U.S. Government
                        Securities        Securities

Purchases              $ 165,397          $    -
Proceeds from sales       49,429               -

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment advisor and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.


This report has been prepared for the information of the Shareholders of UMB Scout Capital Preservation Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund, and of the other UMB Scout
Funds, are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.

UMB Scout Funds
100% No-Load Mutual Funds
Stock Fund
Stock Select Fund
Regional Fund
WorldWide Fund
WorldWide Select Fund
Capital Preservation Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund
   Federal Portfolio
   Prime Portfolio
Tax-Free Money Market Fund
*Available in Kansas and Missouri only.

INVESTMENT ADVISORS AND MANAGER
UMB Bank, n.a., Kansas City, Missouri

AUDITORS
Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a., Kansas City, Missouri

UNDERWRITER, DISTRIBUTOR
AND TRANSFER AGENT
Jones & Babson, Inc., Kansas City, Missouri

UMB SCOUT FUNDS

P.O. Box 219757
Kansas City, MO 64121-9757

Toll Free 800-996-2862

www.umb.com

"UMB", "Scout" and the "Scout" design are registered service marks of UMB Financial Corporation.